Exhibit 10(j)

AMENDMENT 2 TO PURCHASE AND CONTRIBUTION AGREEMENT

AMENDMENT, dated as of June 26, 2001 to the Purchase and Contribution Agreement, dated as of December 21, 2000, as amended as of January 9, 2001 (the “Purchase Agreement”), among UNITED RENTALS RECEIVABLES LLC I, a Delaware limited liability company (the “Seller”), UNITED RENTALS RECEIVABLES LLC II, a Delaware limited liability company (the “Purchaser”), and UNITED RENTALS, INC., a Delaware corporation, as Collection Agent.

RECITALS

WHEREAS, the Seller and the Purchaser have agreed subject to the terms and conditions of this Amendment, to amend the Purchase Agreement as hereinafter set forth.

NOW, THEREFORE, the parties agree as follows:

1.  Defined Terms.    Capitalized terms, unless otherwise defined herein, shall have the meanings assigned thereto in the Purchase Agreement.

2.    Amendment of Purchase Agreement.    The Purchase Agreement shall be and is hereby amended as of the date hereof as follows:

(a)    Section 1.01 of the Purchase Agreement is amended to add the following definition after the definition of “Affiliate:”
“Blocked Account” means one or more accounts, under the exclusive ownership and control of the Purchaser (or its assignees or designees), maintained at a bank or other financial institution for the purpose of receiving Collections which are deposited by the Seller.

(b)    Section 4.01(k) to the Purchase Agreement is amended to add the sentence “The information regarding the Blocked Accounts is set forth in Annex C.” at the end thereof.

(c)    Section 5.01(g) to the Purchase Agreement is deleted in its entirety and replaced with the following:

(g)    Deposits to Blocked Accounts.    The Seller will deposit, or cause to be deposited, any Collections of Transferred Receivables which it receives into Blocked Accounts, and the Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account or Blocked Account cash or cash proceeds other than Collections of Transferred Receivables.

(d)    Annex B to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in the new Annex B attached to this Amendment.

(e)    Attached hereto is Annex C to the Purchase Agreement.

3.    Execution in Counterparts, Etc.    This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. The delivery of a signed signature page to this Amendment by telecopy transmission shall constitute due execution and delivery of this Amendment for all purposes.

4.    Purchase Agreement in Full Force and Effect.    Except as amended by this Amendment, all of the provisions of the Purchase Agreement and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

5.    References to Purchase Agreement.    From and after the date hereof, (a) all references in the Purchase Agreement to “this Agreement,” “hereof,” “herein,” or similar terms and (b) all references to the Purchase Agreement in each agreement, instrument and other document executed or delivered in connection with the Purchase Agreement, shall mean and refer to the Purchase Agreement, as amended by this Amendment.

6.    Further Assurances.    The parties hereto agree to execute and deliver any and all further agreements, certificates and other documents reasonably necessary to implement the provisions of this Amendment.

7.    Governing Law.    This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the conflict of laws principles thereof.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:	UNITED RENTALS RECEIVABLES LLC I

By:
Name: Title:

PURCHASER:	UNITED RENTALS RECEIVABLES LLC II

By:
Name: Title:

Consented as of the date
first above written

CREDIT LYONNAIS NEW YORK BRANCH

By:
Name:
Title:

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